                                                               Sub-Item 77Q1 (e)

                                AMENDMENT NO. 11

                                       TO

                      MASTER INVESTMENT ADVISORY AGREEMENT

     This Amendment dated as of October 29, 2010, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Counselor Series Trust (Invesco Counselor Series Trust), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                              W I T N E S S E T H:

     WHEREAS, the parties desire to amend the Agreement to remove the following series portfolios: Invesco Structured Growth Fund, Invesco Structured Value Fund, Invesco Van Kampen Money Market Fund, and Invesco Van Kampen Tax Free Money Fund;

     NOW, THEREFORE, the parties agree that;

     1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

NAME OF FUND                                           EFFECTIVE DATE OF ADVISORY AGREEMENT
----------------------------------------------------   ------------------------------------
Invesco Balanced Fund                                          February 12, 2010
Invesco California Tax-Free Income Fund                        February 12, 2010
Invesco Core Plus Bond Fund                                    June 2, 2009
Invesco Dividend Growth Securities Fund                        February 12, 2010
Invesco Equally-Weighted S&P 500 Fund                          February 12, 2010
Invesco Floating Rate Fund                                     April 14, 2006
Invesco Fundamental Value Fund                                 February 12, 2010
Invesco Large Cap Relative Value Fund                          February 12, 2010
Invesco Multi-Sector Fund                                      November 25, 2003
Invesco New York Tax-Free Income Fund                          February 12, 2010
Invesco S&P 500 Index Fund                                     February 12, 2010
Invesco Select Real Estate Income Fund                         March 12, 2007
Invesco Structured Core Fund                                   March 31, 2006
Invesco Van Kampen American Franchise Fund                     February 12, 2010

Invesco Van Kampen Core Equity Fund                            February 12, 2010
Invesco Van Kampen Equity and Income Fund                      February 12, 2010
Invesco Van Kampen Equity Premium Income Fund                  February 12, 2010
Invesco Van Kampen Growth and Income Fund                      February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund           February 12, 2010
Invesco Van Kampen Small Cap Growth Fund                       February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of each Fund, as full compensation for all services rendered, an advisory fee for such Funds as set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Funds for the calendar year computed in the manner used for the determination of the net asset value of shares of such Funds.

                           INVESCO CORE PLUS BOND FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $500 million..........................................     0.450%
Next $500 million...........................................     0.425%
Next $1.5 billion...........................................     0.400%
Next $2.5 billion...........................................     0.375%
Over $5 billion.............................................     0.350%

                           INVESCO FLOATING RATE FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $500 million..........................................     0.65%
Next $4.5 billion...........................................     0.60%
Next $5 billion.............................................     0.575%
Over $10 billion............................................     0.55%

                            INVESCO MULTI-SECTOR FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $250 million..........................................     0.695%
Next $250 million...........................................     0.67%
Next $500 million...........................................     0.645%
Next $1.5 billion...........................................     0.62%
Next $2.5 billion...........................................     0.595%
Next $2.5 billion...........................................     0.57%
Next $2.5 billion...........................................     0.545%
Amount over $10 billion.....................................     0.52%

                     INVESCO SELECT REAL ESTATE INCOME FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $250 million..........................................     0.75%
Next $250 million...........................................     0.74%
Next $500 million...........................................     0.73%
Next $1.5 billion...........................................     0.72%
Next $2.5 billion...........................................     0.71%
Next $2.5 billion...........................................     0.70%
Next $2.5 billion...........................................     0.69%
Amount over $10 billion.....................................     0.68%

                          INVESCO STRUCTURED CORE FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $250 million..........................................    0.60%
Next $250 million...........................................    0.575%
Next $500 million...........................................    0.55%
Next $1.5 billion...........................................    0.525%
Next $2.5 billion...........................................    0.50%
Next $2.5 billion...........................................    0.475%
Next $2.5 billion...........................................    0.45%
Over $10 billion............................................    0.425%

                              INVESCO BALANCED FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $500 million..........................................    0.52%
Over $500 million...........................................    0.495%

                     INVESCO CALIFORNIA TAX-FREE INCOME FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $500 million..........................................    0.47%
Next $250 million...........................................    0.445%
Next $250 million...........................................    0.42%
Next $250 million...........................................    0.395%
Over $1.25 billion..........................................    0.37%

                     INVESCO DIVIDEND GROWTH SECURITIES FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $250 million..........................................    0.545%
Next $750 million...........................................    0.42%
Next $1 billion.............................................    0.395%
Next $1 billion.............................................    0.37%
Next $1 billion.............................................    0.345%
Next $1 billion.............................................    0.32%
Next $1 billion.............................................    0.295%
Next $2 billion.............................................    0.27%
Next $2 billion.............................................    0.245%
Next $5 billion.............................................    0.22%
Over $15 billion............................................    0.195%

                      INVESCO EQUALLY-WEIGHTED S&P 500 FUND
                           INVESCO S&P 500 INDEX FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $2 billion............................................     0.12%
Over $2 billion.............................................     0.10%

                         INVESCO FUNDAMENTAL VALUE FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $500 million..........................................     0.67%
Over $500 million...........................................     0.62%

                      INVESCO LARGE CAP RELATIVE VALUE FUND
                    INVESCO VAN KAMPEN EQUITY AND INCOME FUND
                    INVESCO VAN KAMPEN GROWTH AND INCOME FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $150 million..........................................     0.50%
Next $100 million...........................................     0.45%
Next $100 million...........................................     0.40%
Over $350 million...........................................     0.35%

                      INVESCO NEW YORK TAX-FREE INCOME FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $500 million..........................................    0.47%
Over $500 million...........................................    0.445%

                   INVESCO VAN KAMPEN AMERICAN FRANCHISE FUND
                  INVESCO VAN KAMPEN EQUITY PREMIUM INCOME FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $500 million..........................................     0.70%
Next $500 million...........................................     0.65%
Over $1 billion.............................................     0.60%

                       INVESCO VAN KAMPEN CORE EQUITY FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $1 billion............................................     0.65%
Next $1.5 billion...........................................     0.60%
Over $2.5 billion...........................................     0.55%

              INVESCO VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $500 million..........................................     0.60%
Over $500 million...........................................     0.50%

                    INVESCO VAN KAMPEN SMALL CAP GROWTH FUND

NET ASSETS                                                    ANNUAL RATE
------------------------------------------------------------  -----------
First $500 million..........................................     0.80%
Next $500 million...........................................     0.75%
Over $1 billion.............................................     0.70%

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                                      AIM COUNSELOR SERIES TRUST
                                                (INVESCO COUNSELOR SERIES TRUST)

Attest:   /s/ Stephen R. Rimes                  By: /s/ John M. Zerr
              Assistant Secretary                       John M. Zerr
                                                        Senior Vice President

(SEAL)

                                                          INVESCO ADVISERS, INC.

Attest:   /s/ Stephen R. Rimes                  By: /s/ John M. Zerr
              Assistant Secretary                       John M. Zerr
                                                        Senior Vice President

(SEAL)